UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2019

Rexford Industrial Realty, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36008	46-2024407
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

11620 Wilshire Blvd., Suite 1000 Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

(310) 996-1680	N/A
(Registrant’s telephone number, including area code)	(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	REXR	New York Stock Exchange
5.875% Series A Cumulative Redeemable Preferred Stock	REXR-PA	New York Stock Exchange
5.875% Series B Cumulative Redeemable Preferred Stock	REXR-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01	OTHER EVENTS

On September 13, 2019, Rexford Industrial Realty, Inc. (the “Company”) and its operating partnership subsidiary, Rexford Industrial Realty, L.P. (the “Operating Partnership”), entered into an underwriting agreement dated September 13, 2019 (the “Underwriting Agreement”) with BofA Securities, Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters, relating to the sale of 3,450,000 shares of the Company’s 5.625% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series C Preferred Stock”), including 450,000 additional shares of Series C Preferred Stock pursuant to an option to purchase additional shares solely to cover over-allotments, if any, in connection with an underwritten public offering (the “Offering”), pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-229731). On September 18, 2019, the underwriters exercised in full the thirty day option granted by the Company to purchase up to 450,000 additional shares of 5.625% Series C Cumulative Redeemable Preferred Stock solely to cover over-allotments. The Underwriting Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions under which the Company and the Operating Partnership have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The Offering is expected to close on September 20, 2019, subject to customary closing conditions. The Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

1.1

Underwriting Agreement, dated September 13, 2019, among Rexford Industrial Realty, Inc., Rexford Industrial Realty, L.P., and BofA Securities, Inc. and Morgan Stanley & Co. LLC, as the representatives of the several underwriters named therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Rexford Industrial Realty, Inc.

Date: September 19, 2019	By:	/s/ Adeel Khan
Adeel Khan
Chief Financial Officer